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                       SECURITIES AND EXCHANGE COMMISSION

                                   FORM 8-K/A

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)        April 7, 1997
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                             U.S. Technologies Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                              0-15960                 73-1284747
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)



3901 Roswell Road, Suite 300, Marietta, Georgia 30062                     30062
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code        (770) 565-4311
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         (Former name or former address, if changed since last report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Pursuant to a Stock Purchase Agreement, dated as of January 7, 1997, and closed on April 7, 1997 (the "Purchase Agreement"), by and among U.S. Technologies Inc. (the "Company"); Tintagel, Ltd., a Turks & Caicos Islands company ("Tintagel"); Komen Holdings Pty., Ltd., an Australian corporation ("Komen"); and GWP, Inc., a Georgia corporation ("GWP"), GWP acquired 9,169,000 shares, or approximately 42%, of the outstanding common stock of the Company. Mr. Ken H. Smith and Mr. James V. Warren are the sole shareholders of GWP.

         Under the terms of the Purchase Agreement:

         1. Tintagel sold to GWP 5,683,000 shares of Company common stock for $437,000, or approximately $.077 per share.

         2. Komen sold to GWP 3,486,000 shares of Company common stock for $500,000, or approximately $.143 per share.

         3. The Company granted an option to SWG Partners, ("SWG"), a Georgia partnership of which Messrs. Warren and Smith are general partners, to purchase up to 6,000,000 shares of its common stock at $0.10 per share prior to closing on April 7, 1997.

         4. SWG purchased 1,500,000 shares of Company common stock on January 7, 1997 from the Company. Since that time, SWG has agreed to allocate and distribute such shares equally among Messrs. Warren and Smith.

         5. SWG purchased an additional 4,500,000 shares of Company common stock on April 7, 1997 from the Company. Since that time, SWG has agreed to allocate and distribute such shares equally among Messrs. Warren and Smith.

         6. On January 7, 1997, William Meehan resigned as Director, President and Chief Executive Officer of the Company and Mr. Smith was named President, Chief Executive Officer and Director of the Company.

         7. On January 7, 1997, James Chen resigned as a director of the Company, and Mr. Warren was named as a Director of the Company, replacing Mr. Chen.

         8. On January 20, 1997, Mr. Warren was named Chairman, replacing John V. Allen, who remained as a Director of the Company.

         9. On April 7, 1997, Mr. Allen resigned as a Director of the Company, and James C. Melton was named as a Director of the Company, replacing Mr. Allen.

         10. All notes, accrued expenses and accounts, payable by the Company to Tintagel, Laura Investments Ltd., a multinational investment holding company ("Laura Investments"), and Laura Technologies Ltd., an Arizona corporation ("Laura



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                  Technologies"), were contributed to the Company as additional paid-in capital. Mr. Allen is a director of Laura Investments and Laura Technologies.

         11. GWP granted an option to Tintagel (the "Tintagel Option") to purchase up to 349,600 shares of Company common stock at $0.25 per share at any time or from time to time during the period from July 1, 1998 to September 2, 1998.

         12. GWP granted an option to Komen (the "Komen Option") to purchase up to 400,000 shares of Company common stock at a price of $0.25 per share at any time or from time to time during the period from July 1, 1998 to September 2,1998.

On April 7, 1997 and immediately following the closing of the Purchase Agreement, GWP assigned all of its right, title and interest in Company common stock obtained in connection with the Purchase Agreement to the following five individuals, each of which acquired the number of shares as shown after their names: Ken H. Smith (3,667,600), James V. Warren (3,667,600), Joyce S. Newlin (415,100), John M. Buckley (400,000) and Joe B. Young (1,018,700). Further,
pursuant to the assignment of these shares, Ms. Newlin, Mr. Buckley and Mr. Young have granted irrevocable proxies, and, thereby, have assigned control of their voting rights, to Mr. Smith and Mr. Warren, until December 31, 1998.

In connection with the above-described transactions and assignments, the following obligations were undertaken on April 7, 1997:

         a. Mr. Smith executed a promissory note, bearing interest at eight percent (8%) per annum, with principal and interest due on December 31, 1998, in the amount of $250,000, to Komen in exchange for 1,743,000 shares of Company common stock. In connection with the Komen Option, Mr. Smith granted Komen an option to purchase up to 200,000 shares of Company common stock at a price of $0.25 per share at any time or from time to time during the period from July 1, 1998 to September 2, 1998.

         b. Mr. Smith executed a promissory note, bearing interest at eight percent (8%) per annum, with principal and interest due on December 31, 1998, in the amount of $126,810, to Tintagel in exchange for 1,924,600 shares of Company common stock. Further, in connection with the Tintagel Option, Mr. Smith granted Tintagel an option to purchase up to 101,448 shares of Company common stock at a price of $0.25 per share at any time or from time to time during the period from July 1, 1998 to September 2, 1998.

         c. Mr. Warren executed a promissory note, bearing interest at eight percent (8%) per annum, with principal and interest due on December 31, 1998, in the amount of $250,000, to Komen in exchange for 1,743,000 shares of Company common stock. In connection with the Komen Option, Mr. Warren granted Komen an option to purchase up to 200,000 shares of Company common stock at a price of $0.25 per share at any time or from time to time during the period from July 1, 1998 to September 2, 1998.



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         d        Mr. Warren executed a promissory note, bearing interest at eight percent (8%) per annum, with principal and interest due on December 31, 1998, in the amount of $126,810, to Tintagel in exchange for 1,924,600 shares of Company common stock. Further, in connection with the Tintagel Option, Mr. Warren granted Tintagel an option to purchase up to 101,448 shares of Company common stock at a price of $0.25 per share at any time or from time to time during the period from July 1, 1998 to September 2, 1998.

         e. Ms. Newlin executed a promissory note, bearing interest at eight percent (8%) per annum, with principal and interest due on December 31, 1998, in the amount of $41,510, to Tintagel in exchange for 415,000 shares of Company common stock. Further, in connection with the Tintagel Option, Ms. Newlin granted Tintagel an option to purchase up to 33,208 shares of Company common stock at a price of $0.25 per share at any time or from time to time during the period from July 1, 1998 to September 2, 1998.

         f. Mr. Buckley executed a promissory note, bearing interest at eight percent (8%) per annum, with principal and interest due on December 31, 1998, in the amount of $40,000, to Tintagel in exchange for 400,000 shares of Company common stock. Further, in connection with the Tintagel Option, Mr. Buckley granted Tintagel an option to purchase up to 32,000 shares of Company common stock at a price of $0.25 per share at any time or from time to time during the period from July 1, 1998 to September 2, 1998.

         g. Mr. Young executed a promissory note, bearing interest at eight percent (8%) per annum, with principal and interest due on December 31, 1998, in the amount of $101,870, to Tintagel in exchange for 1,018,700 shares of Company common stock. Further, in connection with the Tintagel Option, Mr. Young granted Tintagel an option to purchase up to 81,496 shares of Company common stock at a price of $0.25 per share at any time or from time to time during the period from July 1, 1998 to September 2, 1998.

As a result of the foregoing transactions, Mr. Smith and Mr. Warren beneficially own or control 15,169,000 shares, or approximately 55%, of the outstanding shares of Company common stock.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                 U.S. TECHNOLOGIES INC.


                                 By:   /s/ Kenneth H. Smith
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                                       Kenneth H. Smith, President and Chief
                                       Executive Officer
Dated:   July 10, 1998
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                             U.S. TECHNOLOGIES INC.
                                 EXHIBIT INDEX

EXHIBIT NO.                                 DESCRIPTION OF EXHIBIT
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
2.1                        Form of Stock Purchase Agreement dated January 7, 1997 by and among
                           U.S. Technologies Inc., Tintagel, Ltd., Komen Holdings Pty., Ltd., and
                           GWP, Inc. *

99.1                       Form of Letter of Assignment dated April 7, 1997. *

99.2                       Press release dated January 10, 1997. *

99.3                       Press release dated March 14, 1997. *






* Previously filed



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